UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 26, 2007

Highlander Acquisition Corp.

(Name of Small Business Issuer as specified in its charter)

Delaware	0-52291

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 2nd Avenue

Kamloops, B.C. V2C3L2, Canada

(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (403) 863-9341

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On April 17, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated March 26, 2007 (the “Agreement”), Corey deDelley purchased 1,390,000 shares of Highlander Acquisition Corp., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay in a private purchase transaction. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. As a result of this transaction, Corey DeDelley is now the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the acquisition and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

- William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective April 17, 2007.

- Corey deDelley was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of April 17, 2007.

- William Tay resigned as a member of the Board of Directors of the Company effective on April 17, 2007.

- Corey deDelley was appointed as the Company's sole Director effective on April 17, 2007.

In connection with this change in control, effective April 17, 2007, the Company's new address will be at 440 2nd Avenue, Kamloops, B.C. V2C3L2, Canada.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as the Company's Director effective April 17, 2007. Mr. Tay’s resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective April 17, 2007.

Corey deDelley was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective on April 17, 2007

Corey deDelley was appointed as the Company's sole Director effective on April 17, 2007.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

10.1   Share Purchase Agreement dated as of March 26, 2007.

99.1

Resignation letter from William Tay

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HIGHLANDER ACQUISITION CORP.
By:	/s/ Corey deDelley
	Name:	Corey deDelley
	Title:	President and Chief executive Officer

Date: April 17, 2007

EXHIBIT 10.1

                           SHARE PURCHASE AGREEMENT

       This  Agreement made as of the 26th day of March, 2007 ("Agreement"), by and between WILLIAM TAY, with an address at 305 Madison Avenue, Suite 1166, New

York, NY 10165 USA ("Seller"), and         DE DELLEY WITH AN ADDRESS AT 440 2ND

AVENUE, KAMLOOPS, B.C. V2C3L2, CANADA ("Purchaser").

                             W I T N E S S E T H:

       WHEREAS,  Seller  is  the  record  owner  and holder of 1,390,000 Common

Shares, par value $.0001 par value (the "Shares"),  of  HIGHLANDER  ACQUISITION

CORP., a Delaware corporation ("Corporation"), which Corporation has  1,390,000 shares  of  common  stock,  issued  and  outstanding  as  of  the  date of this

Agreement, as more fully described in the attached Exhibit A.

       WHEREAS,  Purchaser  desires  to  purchase 1,390,000 of the Shares  from

Seller,  which  constitutes 100% of the Corporation's  issued  and  outstanding shares as of the  date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE,  in  consideration  of  the  foregoing and of the mutual covenants  and  agreements  contained  in  this  Agreement,  and  in  order  to consummate  the purchase and sale of the Corporation's  Shares,  it  is  hereby agreed, as follows:

       1.    PURCHASE  AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser  agrees  to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing,  1,390,000 of Seller's Shares for a

total price of Forty-Nine Thousand and 00/100  US  dollars  (US$49,000.00) (the

"Purchase Price").

       2.    GOOD  FAITH DEPOSIT.  At the signing of this Agreement,  Purchaser agrees to wire transfer  to  an  account to be designated by Seller, the sum of

Four Thousand Nine Hundred and 00/100  US  dollars  (US$4,900.00) as an initial

deposit  to  Seller.       At the Closing, as defined below, Purchaser will pay

the balance of the Purchase  Price,  Forty-Four Thousand One Hundred and 00/100

US dollars (US$44,100.00) to Seller by wire transfer.

       3.    CLOSING.  The purchase and  sale of the Shares shall take place on or before APRIL 15, 2007; at such time and  place  as  the Purchaser and Seller mutually agree upon orally or in writing (which time and  place  are designated as the "Closing").  At Closing, Purchaser shall deliver to Seller,  in cash, by wire  transfer  to  an  account to be designated by Seller, the balance of  the

Purchase Price in the amount  of  Forty-Four Thousand One Hundred and 00/100 US dollars (US$44,100.00), and Seller  will  immediately  deliver the following to

Purchaser: (A) the certificates representing the Shares  transferred hereunder,

duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation  and  bylaws,  (C)

all  corporate  books  and  records  (including  all accounting records and SEC filings  to  date);  and (D) written resignations of  incumbent  directors  and officers of the Corporation.

       4.    REPRESENTATIONS   AND  WARRANTIES  OF  SELLER.   Seller,  as  sole

director  and  officer  of  Corporation,  hereby  represents  and  warrants  to

Purchaser that:

       (i)   Corporation is a  corporation  duly organized and validly existing and in good standing under the laws  of  the State of Delaware and has the corporate power and authority to carry  on the business it is now being conducted.  Corporation and/or Seller  do not require any consent and/or authorization, declaration or filing  with  any government  or  regulatory  authority  to  undertake  nay  actions herein;

       (ii)  Corporation  has  filed  with  the  United  States  Securities and

             Exchange Commission (`SEC") a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

       (iii) Corporation  has  timely  filed  and  is  current  on  all reports required to be filed by it pursuant to Sections 13 and 15  of  the

             Securities Exchange Act of 1934.

       (iv)  Corporation   is   newly  formed  with  no  financial  information

             available other than the financial information included in its SEC filings;

       (v)   There  are  no  legal  actions,   suits,  arbitrations,  or  other

             administrative, legal or governmental  proceedings  threatened  or pending  against  the  Corporation  and/or  Seller  or against the

             Seller  or  other  employee,  officer, director or stockholder  of

             Corporation.  Additionally, Seller is not aware of any facts which may/might  result  in  or  form  a basis  of  such  action,  suit,

             arbitration or other proceeding on any basis whatsoever;

       (vi)  The Corporation has no subsidiaries  or  any  direct  or  indirect

             ownership   interest   in   any  other  corporation,  partnership,

             association, firm or business in any manner;

       (vii) The Corporation and/or Seller  does not have in effect nor has any present intention to put into effect  any  employment  agreements,

             deferred    compensation,   pension   retirement   agreements   or

             arrangements,   options   arrangements,   bonus,   stock  purchase

             agreements, incentive or profit-sharing plans;

       (viii)No person or firm has, or will have, any right, interest  or valid claim  against  the  Corporation  for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or  Seller  or anyone acting on behalf of the Corporation and/or Seller;

       (ix)  The  business  and operation of the Corporation has  and  will  be

             conducted  in  accordance   with   all   applicable  laws,  rules,

             regulations,  judgments.   Neither  the  execution,   delivery  or

             performance  of this Agreement (A) violates the Corporation's  by-

             laws, Certificate  of Incorporation, Shareholder Agreements or any

             existing resolutions;  and, (B) will cause the Corporation to lose any  benefit  or  any right  or  privilege  it  enjoys  under  the

             Securities Act ("Act") or other applicable state securities laws;

       (x)   Corporation has not conducted any business and/or entered into any agreements with third-parties;

       (xi)  This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not  conflict  with  or result in a breach of or in violation of the terms, conditions or provisions of any agreement,

             mortgage,  lease  or  other  instrument  or   indenture  to  which

             Corporation and/or Seller a party or by which they are bound;

       (xii) Seller  is the legal and beneficial owner of the  Shares  and  has good and  marketable  title  thereto, free and clear of any liens,

             claims, rights and encumbrances;

       (xiii)Seller warrants that the Corporation  being  transferred  shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action  by any third party against either of them arising out  of,

             or as a consequence  of,  any  act  or  omission  of Seller or the

             Corporation prior to, or during the closing contemplated  by  this contract of sale; and,

       (xiv) The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.  Purchaser hereby represents and warrants to Seller that:

       (i)   Purchaser has the power and authority to  execute and deliver this

                    Agreement,  to  perform his obligations  hereunder  and  to

                    consummate  the  transactions   contemplated  hereby.  This

                    Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

       (ii)  The execution, delivery and performance  of  this  Agreement is in compliance with and does not conflict with or  result  in a breach  of  or  in  violation  of  the terms, conditions or provisions  of  any  agreement, mortgage,  lease  or  other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

       (iii) At no time was Purchaser presented with or solicited by or through

                    any   leaflet,  public  promotional   meeting,   television

                    advertisement  or any other form of general solicitation or advertising; and,

       (iv)  Purchaser is purchasing  the Shares solely for his own account for the purpose of investment  and  not  with a view to, or for sale in connection with, any distribution  of  any  portion thereof in violation of any applicable securities law.

       (v)   The  Purchaser  is  an "accredited investor" as defined under Rule

                    501 under the Securities Act.

       (vi)  Purchaser hereby agrees  that  such shares are restricted pursuant to  Rule  144 and therefore  subject  to  Rule  144  resale requirements.

       6.    NOTICES.  Notice shall  be given by certified mail, return receipt requested, the date of notice being deemed  the  date  of  postmarking. Notice,

unless  either  party  has  notified  the  other of an alternative  address  as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             William Tay

                                        305 Madison Avenue

                                        Suite 1166

                                        New York, NY 10165 USA

                    Purchaser:          De Delley

                                        440 2nd Avenue

                                        Kamloops, BC

                                        V2C3L2, Canada

       7.    GOVERNING LAW.  This Agreement  shall  be interpreted and governed

in  accordance  with the laws of the State of Delaware.    The  parties  herein

waive trial by jury.  In the event that litigation results or arise out of this

Agreement or the  performance  thereof,  the  parties agree that the prevailing party is entitled to reimbursement for the non-prevailing  party  of reasonable attorney's fee, costs, expenses, in addition to any other relief to  which  the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing  is  conditioned  upon the

fulfillment  by  the  Seller  of  the  satisfaction  of the representations and warranties made herein being true and correct in all material  respects  as  of the date of Closing.

       9.    SEVERABILITY.  In the event that any term, covenant, condition, or other  provision  contained  herein  is  held  to be invalid, void or otherwise unenforceable by any court of competent jurisdiction,  the  invalidity  of  any such  term,  covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein,

which shall remain in full force and effect.

       10.   ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties  with  respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11.   INVALIDITY.  If  any  paragraph of this Agreement shall be held or declared to be void, invalid or illegal,  for  any  reason,  by  any  court  of competent  jurisdiction,  such  provision shall be ineffective but shall not in any way invalidate or effect any  other  clause,  Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words  importing a singular number mean and include the plural number and vice versa, unless  the  context clearly indicated  to the contrary.  The section and other headings contained  in  this

Agreement are  for  reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13.   AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing,  signed  by both parties, except as herein otherwise provided.

       14.   ASSIGNMENT.  Neither party  may  assign this Agreement without the express  written  consent of the other party.  Any  agreed  assignment  by  the

Seller shall be effectuated  by  all the necessary corporate authorizations and governmental and/or regulatory filings.

       15.   CLOSING DOCUMENTS.  Seller  and  Purchaser  agree, at any time, to execute,  and  acknowledge  where  appropriate,  and  to deliver  any  and  all documents/instruments,  and take such further action, which  may  necessary  to carry out the terms, conditions,  purpose  and  intentions  of  this Agreement.

This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;  AMENDMENT.  This  Agreement supersedes  all prior  agreements  or  understandings  among the parties with  respect  to  its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of this Agreement and delivery of signed copies thereof by facsimile signatures from  the parties hereto or their agents is acceptable to the parties who waive any objections  or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required by law,  none  of  the

parties  hereto  shall  issue  any press  release  or  make  any  other  public statement, in each case relating  to,  connected  with  or  arising out of this

Agreement or the matters contained herein, without obtaining the prior approval of  the  other  to the contents and the manner of presentation and  publication thereof.

       IN WITNESS  WHEREOF,  and  intending  to  be  legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        /s/ De Delley

                                        ----------------------------

                                        De Delley

                                        /s/ William Tay

                                        ----------------------------

                                        William Tay

EXHIBIT 99.1

RESIGNATION LETTER

TO: HIGHLANDER ACQUISITION CORP.

AND TO: THE DIRECTORS THEREOF

I, William Tay, hereby tender my resignation as Director, President, Secretary and Treasurer of Highlander Acquisition Corp., a Delaware corporation, effective as of the date hereof.

My resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

DATED this 17th day of April, 2007.

/s/ William Tay

______________________________

William Tay